EXHIBIT 10.25

                              STOCKHOLDER AGREEMENT

     STOCKHOLDER AGREEMENT (the "AGREEMENT") dated as of August 27, 1999 among STEVEN WEST, a resident of the State of New York, SS Econ Ltd. Partnership, SS Econ Ltd. Partnership No. 2 (collectively, the "STOCKHOLDER"), VIATEL, INC., a Delaware corporation ("PARENT"), VIATEL ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Parent ("PARENT SUBSIDIARY"), and DESTIA COMMUNICATIONS, INC., a Delaware corporation ("COMPANY").

                              W I T N E S S E T H:

     WHEREAS, Parent, Company and Parent Subsidiary are entering into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), pursuant to which Parent will acquire all of the outstanding shares of voting common stock, $0.01 par value per share (the "VOTING SHARES"), and all of the outstanding shares of non-voting common stock, $0.01 par value per share (the "NON-VOTING SHARES," and together with the Voting Shares, the "COMMON STOCK"), of the Company pursuant to a merger of Parent Subsidiary with and into Company (the "MERGER");

     WHEREAS, Stockholder collectively owns, as of the date hereof, 4,519,285 shares of Common Stock (the "EXISTING SHARES," and together with any shares of Common Stock acquired by Stockholder after the date hereof and prior to the termination hereof, the "SHARES");

     WHEREAS, as a condition to their willingness to enter into the Merger Agreement, and in reliance upon Stockholder's representations, warranties, covenants and agreements hereunder, Parent and Parent Subsidiary have requested that Stockholder agree, and Stockholder has agreed, to enter into this Agreement; and

     WHEREAS, this Agreement is being entered into concurrently with the execution of the Merger Agreement;

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Merger Agreement.

1. AGREEMENT TO VOTE. Stockholder hereby agrees that, during the term this Agreement, at any meeting of the stockholders of Company, however called, and in any action by consent of the stockholders of Company, however taken, Stockholder shall cause the Shares to be present for quorum purposes and to vote at such meeting and shall cause the Shares to be voted in any such consent, and in either case, shall: (a) vote the Shares in favor of the adoption of the Merger Agreement; (b) vote the Shares against any action or agreement that would, or could reasonably be expected to, result in a breach of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement or that would result in a failure to satisfy any condition on the part of the Company or its stockholders to be satisfied


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under the Merger Agreement;  (c) vote the Shares against any action or agreement that would, or could reasonably be expected to, impede, interfere with, delay, postpone or attempt to discourage the Merger, including, but not limited to, (i) any extraordinary corporate transaction (other than the Merger), such as a
merger,  other  business   combination,   recapitalization,   reorganization  or
liquidation, involving Company (a "BUSINESS COMBINATION TRANSACTION"), (ii) a sale or transfer of a material amount of assets of Company or any of its Subsidiaries (as defined in the Merger Agreement), (iii) any change in the management or board of directors of Company, except as otherwise agreed to in writing by Parent, (iv) any material change in the present capitalization of the Company or (v) any other material change in the corporate structure or business of Company; and (d) without limiting the foregoing, consult with Parent prior to any such meeting or consent and, in either case, vote such Shares in such manner as is determined by Parent to be in compliance with the provisions of this
Section 1. Stockholder acknowledges receipt and review of a copy of the Merger Agreement. In furtherance of this Section 1, Stockholder hereby irrevocably grants to, and appoints, Parent, and any individual designated in writing by it, and each of them individually, as its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote the Shares at any meeting of the stockholders of the Company called with respect to any of the matters specified in this Agreement. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Except as otherwise provided for herein, Stockholder hereby (i) affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof and
(iii) affirms that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (as defined in the Merger Agreement). Notwithstanding any other provision of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement pursuant to
Section 4.

2. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER. Steven West, SS Econ Ltd. Partnership and SS Econ Ltd. Partnership No. 2 represent and warrant to Parent and Parent Subsidiary with respect to that part of the Existing Shares owned by it as follows:

     2.1 OWNERSHIP OF SHARES. On the date hereof, Stockholder is the sole record and beneficial owner of the Existing Shares, except as set forth on
Schedule 2.1 attached hereto. For purposes of this Agreement, beneficial ownership of securities shall be determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). On the date hereof and at the Closing Date (as defined in the Merger Agreement), neither Stockholder nor any Affiliate (as defined in the Merger Agreement) of Stockholder (other than Company) owns or will own, of record or beneficially, solely or jointly with others, (i) any shares of Common Stock other than the Existing Shares and shares of Common Stock acquired upon the exercise of employee stock options granted by the Company and listed on Schedule 2.1 attached hereto or (ii) any securities convertible into or exchangeable or exercisable for shares of Common Stock or any rights to acquire any shares of Common Stock other than employee stock options granted by Company and listed on
Schedule 2.1 attached hereto. Except as set forth on Schedule 2.1 attached hereto, Stockholder currently has with respect to the Existing Shares, and



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

at Closing will have with respect to the Shares, good, valid and marketable title, free and clear of all liens, encumbrances, restrictions, options, warrants, rights to purchase, voting agreements or voting trusts, and claims of every kind (other than the encumbrances created by this Agreement and other than restrictions on transfer under applicable federal and state securities laws). Stockholder has not and will not pledge more than 2,730,000 of the Existing Shares.

     2.2 POWER; BINDING AGREEMENT. Stockholder has the full legal right, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any other agreement to which Stockholder is a party including, without limitation, any voting agreement, stockholder agreement or voting trust. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding agreement of Stockholder, enforceable in accordance with its terms. Neither the execution or delivery of this Agreement nor the consummation by Stockholder of the transactions contemplated hereby will (a) require any consent or approval of or filing with any third party, including any governmental or other regulatory body, other than filings required under the federal securities laws and consents or waivers listed on
Schedule 2.2 attached hereto, all of which have been obtained, or (b) constitute a violation of, conflict with or constitute a default under, any material contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Stockholder is a party or by which Stockholder or his material property is bound.

     2.3 FINDER'S FEES. No person or entity is, or will be, entitled to any commission or finder's fees from Stockholder in connection with this Agreement or the transactions contemplated hereby exclusive of any commission or finder's fees referred to in the Merger Agreement.

3. REPRESENTATIONS AND WARRANTIES OF PARENT. Each of Parent and Parent Subsidiary represents and warrants to Stockholder as follows:

     3.1 AUTHORITY. Each of Parent and Parent Subsidiary has the full legal right, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by each of Parent and Parent Subsidiary will not violate or conflict with any other agreement to which it is a party. This Agreement has been duly executed and delivered by each of Parent and Parent Subsidiary and constitutes a legal, valid and binding agreement of each of Parent and Parent Subsidiary, enforceable against Parent and Parent Subsidiary in accordance with its terms. Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby by each of Parent and Parent Subsidiary will (a) require any consent or approval of or filing with any third party, including any governmental or other regulatory body, other than filings required under the federal securities laws, or (b) constitute a violation of, conflict with or default under, any material contract (including any registration rights), commitment, agreement, understanding, arrangement or other restriction of any kind to which Parent or Parent Subsidiary is a party or by which either of them or their material property is bound.

     3.2 FINDER'S FEES. No person or entity is, or will be, entitled to any commission or finder's fee from Parent or Parent Subsidiary in connection with this Agreement or the



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transactions  contemplated  hereby  exclusive of any commission or finder's fees referred to in the Merger Agreement.

4. TERMINATION. The term of this Agreement commences upon the execution and delivery of this Agreement by all of the parties hereto and continues until it is terminated in accordance with its terms. This Agreement shall terminate on the earliest of (a) the Effective Time (as defined in the Merger Agreement) or
(b) the date 180 days after the termination of the Merger Agreement in accordance with its terms; provided, however, the termination of this Agreement shall be immediate if the Merger Agreement is terminated pursuant to Sections 7(a)(i), 7(a)(ii), 7(a)(iii), 7(a)(vi), 7(a)(vii) or 7(a)(ix); and, provided, further, (i) the provisions of Sections 5 and 9 through 18 shall survive any termination of this Agreement, (ii) the provisions of Sections 6.3, 6.4 and 7 shall survive the termination of this Agreement if this Agreement terminates pursuant to clause (a) above and (iii) the provisions of Sections 2 and 3 shall survive for a period of one year after any termination of this Agreement.

5. EXPENSES. Except as provided in Section 7, each party hereto will pay all of its expenses in connection with the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of its counsel and other advisers.

6. COVENANTS

    6.1 Except in accordance with the provisions of this Agreement, Stockholder (and the Company, pursuant to Section 6.8 hereof) agrees, prior to the termination of this Agreement as provided in Section 4 above, not to, directly or indirectly:

          (a) sell, transfer, pledge, encumber, assign or otherwise dispose of (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or otherwise by operation of law), or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares, provided, however, that Stockholder may transfer Shares, with the prior written consent of Parent, which shall not be unreasonably withheld, to a trust of which there are no beneficiaries other than the parents, spouse or children of Stockholder, or otherwise make transfers for estate planning purposes, so long as the trust and the trustee(s), or other transferee, thereof deliver a written agreement to Parent, reasonably acceptable to Parent, to be bound by the restrictions set forth in this Agreement, and Parent receives an opinion of counsel reasonably satisfactory to it that this Agreement is binding upon such trust and the trustee(s), or other transferee, thereof, as if such trust and trustee(s), or other transferee, were Stockholder. Any action taken in violation of this
Section 6.1(a) shall be void and of no effect;

          (b) grant any proxies with respect to any Shares, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or

          (c) take any action to solicit, initiate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, an Acquisition Proposal (as defined in the Merger Agreement) or engage in negotiations or discussions with any person or entity (or group of persons and/or entities) other than Parent or its Affiliates concerning, or provide any


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

non-public information to any person or entity relating, to an Acquisition Proposal or otherwise assist or facilitate any effort or attempt by any person or entity (other than Parent and Parent Subsidiary) to make or implement an Acquisition Proposal. Stockholder will immediately cease and terminate any existing solicitation, initiation, encouragement, activity, discussion or negotiation on his part with any parties conducted heretofore with respect to any proposed, potential or contemplated Acquisition Proposal, and will notify Parent promptly if he becomes aware of any Acquisition Proposal or any request for non-public information in connection with an Acquisition Proposal or for access to the properties, books or records of the Company by any person or entity that informs the Company (or its officers, directors, representatives, agents, Affiliates or associates) that it is considering making or has made an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate the identity of the offeror and the terms and conditions of such proposal, inquiry or contact.

     6.2 Stockholder agrees, during the term of this Agreement, to notify Parent promptly of the number of any shares of Common Stock acquired by Stockholder after the date hereof.

     6.3 [INTENTIONALLY OMITTED]

     6.4 Stockholder agrees that for a period of one year following the Effective Time (the "LOCK-UP PERIOD"), Stockholder will not, without the prior written consent of Parent, directly or indirectly, offer, offer to sell, sell, contract to sell, grant any option for the purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any beneficial interest in (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or otherwise by operation of law) ("Transfer") any Parent common stock, par value $0.01 per share ("PARENT COMMON STOCK"), or any securities convertible into or exchangeable or exercisable for any shares of Parent Common Stock or any other rights to acquire shares of Parent Common Stock (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or otherwise) either beneficially owned by Stockholder as of the Effective Time or acquired by Stockholder during the Lock-up Period as a result of the exercise of options. Notwithstanding the foregoing, the undersigned may
(i) Transfer shares of Parent Common Stock as a bona fide gift or gifts, provided that Stockholder provides prior written notice of such gift or gifts to Parent and the donee or donees thereof deliver a written agreement to Parent, reasonably acceptable to Parent, to be bound by the restrictions set forth herein as if such donee or donees were Stockholders; (ii) Transfer up to $5,000,000 worth of Parent Common Stock; and (iii) Transfer shares of Parent Common Stock, with the prior written consent of Parent, which shall not be unreasonably withheld, to a trust of which there are no beneficiaries other than the parents, spouse or children of Stockholder, or otherwise make transfers for estate planning purposes, so long as the trust and the trustee(s), or other transferee, thereof deliver a written agreement to Parent, reasonably acceptable to Parent, to be bound by the restrictions set forth in this Agreement, and Parent receives an opinion of counsel reasonably satisfactory to it that this Agreement is binding upon such trust and the trustee(s), or other transferee, thereof, as if such trust and trustee(s), or other transferee, were Stockholder. Any Transfer of Parent Common Stock in violation of this Section 6.4 shall be void and of no effect.

     6.5 [INTENTIONALLY OMITTED]



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     6.6 [INTENTIONALLY OMITTED]

     6.7 [INTENTIONALLY OMITTED]

     6.8 The Company recognizes and agrees to use commercially reasonable efforts to enforce the Transfer restrictions placed on the Shares under this Agreement.

7. REGISTRATION RIGHTS. [INTENTIONALLY OMITTED]

8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except as expressly provided otherwise, all representations, warranties, covenants and agreements made by Stockholder or Parent in this Agreement shall survive the termination of this Agreement as set forth in Section 4 and any investigation at any time made by or on behalf of any party.

9. NOTICES. All notices or other communications required or permitted hereunder shall be in writing (except as otherwise provided herein), given in the manner provided in the Merger Agreement, and shall be deemed duly given when received, addressed as follows:

                  If to Parent or Parent Subsidiary:

                  Viatel, Inc.
                  685 Third Avenue
                  New York, New York  10017
                  Attention:  General Counsel
                  Facsimile:  (212) 350-7493

                  With a copy to:

                  Kelley Drye & Warren LLP
                  Two Stamford Plaza
                  281 Tresser Blvd.
                  Stamford, Connecticut  06901-3229
                  Attention:  John T. Capetta, Esq.
                  Facsimile:  (203) 964-3188

                  If to Stockholder:

                  Steven West
                  55 Parker Boulevard
                  Monsey, New York 10952-1441
                  Facsimile:  (212) 465-1281



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                  With a copy to:

                  Schulte Roth & Zabel LLP
                  900 Third Avenue
                  New York, New York 10022
                  Attention:  Michael R. Littenberg, Esq.
                  Facsimile:  (212) 593-5955

                  If to Company:

                  Destia Communications, Inc.
                  95 Route 17 South
                  Paramus, New Jersey  07651
                  Attention:  Richard Shelton
                  Facsimile:  (201) 226-4524

                  With a copy to:

                  Cravath, Swaine & Moore
                  Worldwide Plaza
                  825 Eighth Avenue
                  New York, New York  10019
                  Attention:  Richard Hall, Esq.
                  Facsimile:  (212) 474-3700

10. ENTIRE AGREEMENT: AMENDMENT. This Agreement, together with the documents expressly referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings among the parties with respect to such subject matter. This Agreement may not be modified, amended, altered or supplemented except by an agreement in writing executed by Parent, Parent Subsidiary and Stockholder.

11. LEGEND. In addition to any other legend which may be required by applicable law, each share certificate representing shares which are subject to this Agreement shall have endorsed, to the extent appropriate, upon its face the following words:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION



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

          UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE
          COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

          IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A STOCKHOLDER AGREEMENT DATED AS OF AUGUST 27, 1999 (THE "STOCKHOLDER AGREEMENT"), A COPY OF WHICH IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY. NO TRANSFER OF THE SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH STOCKHOLDER AGREEMENT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO OTHER RIGHTS AND OBLIGATIONS AS SET FORTH IN THE STOCKHOLDER AGREEMENT.

12. ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

13. GOVERNING LAW. EXCEPT AS EXPRESSLY SET FORTH BELOW, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. IN ADDITION, EACH OF STOCKHOLDER, PARENT, PARENT SUBSIDIARY AND COMPANY HEREBY AGREE THAT ANY DISPUTE ARISING OUT OF THIS AGREEMENT SHALL BE HEARD IN THE APPROPRIATE COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND, IN CONNECTION THEREWITH, EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ANY SERVICE OF PROCESS IN CONNECTION WITH ANY DISPUTE ARISING OUT OF THIS AGREEMENT MAY BE GIVEN TO ANY OTHER PARTY HERETO BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT THE RESPECTIVE ADDRESSES SET FORTH IN SECTION 9 ABOVE.

14. INJUNCTIVE RELIEF. The parties agree that in the event of a breach of any provision of this Agreement, the aggrieved party may be without an adequate remedy at law. The parties



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therefore  agree  that  in the  event  of a  breach  of any  provision  of  this
Agreement, the aggrieved party shall be entitled to obtain in any court of competent jurisdiction a decree of specific performance or to enjoin the continuing breach of such provision, in each case without the requirement that a bond be posted and without having to prove actual damages, as well as to obtain damages for breach of this Agreement. By seeking or obtaining such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

15. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed, including execution by facsimile, in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

16. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

17. FURTHER ASSURANCES. Each party hereto shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

18. THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, expressed or implied, shall be construed to give any person or entity other than the parties hereto any legal or equitable right, remedy or claim under or by reason of this Agreement or any provision contained herein.


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

     IN WITNESS WHEREOF, Parent, Parent Subsidiary, Stockholder and Company have executed this Agreement or caused this Agreement to be executed by their duly authorized officers, as the case may be, each as of the date and year first above written.

                                         STEVEN WEST


                                         _______________________________________


                                         SS ECON LTD. PARTNERSHIP


                                         By: ___________________________________
                                         Name:
                                         Title:


                                         SS ECON LTD. PARTNERSHIP NO.2


                                         By: ___________________________________
                                         Name:
                                         Title:


                                         VIATEL, INC.


                                         By: ___________________________________
                                         Name:
                                         Title:


                                         VIATEL ACQUISITION CORP.


                                         By: ___________________________________
                                         Name:
                                         Title:


                                         DESTIA COMMUNICATIONS, INC.


                                         By: ___________________________________
                                         Name:
                                         Title:

                                  SCHEDULE 2.1

                                      NONE

                                  SCHEDULE 2.2

                                      NONE